INSIDE HOLDINGS INC.
                               P.O. Box 10365
                        1260 - 609 Granville Street
                              Vancouver, BC
                                  V7Y IG5

July 11, 2002



To Our Shareholders:

You are cordially invited to attend the 2002 Annual General Meeting of Shareholders of Inside Holdings Inc., a Yukon Territory exempted company the "Company"), which will be held at 10:00 a.m., Western Daylight Time, on August 12, 2002, at 10th Floor, 595 Howe Street, Vancouver, British Columbia (the "Annual General Meeting").

At the Annual General Meeting, Shareholders will vote to: (i) receive and consider the report of the directors to the shareholders and the financial statements of the Company together with the auditor's report thereon for the financial year ended; April 30, 2002; (ii) fix the number of directors at four (4); (iii) to elect directors for the ensuing year; (iv) appoint the auditor for the ensuing year; (v) authorize the directors to fix the remuneration to be paid to the auditor; (vi) consider, and if thought fit, approve a special resolution authorizing the continuation of the Company from the Yukon Territory to the State of Nevada, to adopt a new company constitution and effective upon the continuation to change the name of the Company to "SHEP Global Technologies Inc." or such other name as may be determined by the directors and approved by regulatory authorities and amend the authorized capital of the Company, as more particularly described in the information circular accompanying this notice; and (vi) transact such other business as may properly come before the Annual General Meeting.

Further information concerning the meeting and the nominees for director can be found in the accompanying Notice and Proxy Statement.

We hope that you can attend the Annual General Meeting and assist the Board of Directors by voting for the election of directors; the ratification of the appointment of the auditors; approving the continuation from the Yukon Territory to the state of Nevada and name change to "SHEP Global Technologies Inc." Whether or not you plan to attend the Annual General Meeting, please be sure to date, sign and return the proxy card in the enclosed, postage -paid envelope as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may vote in person, even if you have previously submitted a proxy card.

Sincerely,

"Kevin Winter"

Kevin Winter
President and Chief Executive Officer



INSIDE HOLDINGS INC.
P.O. Box 10365
1260 - 609 Granville Street
Vancouver, BC
V7Y IG5

               NOTICE OF ANNUAL AND SPECIAL GENERAL MEETING

NOTICE IS HEREBY GIVEN THAT the annual general meeting of the shareholders of Inside Holdings Inc. (the "Company") will be held at 10th Floor, 595 Howe Street, Vancouver, British Columbia, on August 12, 2002, at the hour of 10:00 A.M., Vancouver time, for the following purposes:

1. To receive and consider the report of the directors to the shareholders and the financial statements of the Company together with the auditor's report thereon for the financial year ended April 30, 2002.
2.   To fix the number of directors at four (4).
3.   To elect directors for the ensuing year.
4.   To appoint the auditor for the ensuing year.
5. To authorize the directors to fix the remuneration to be paid to the auditor.
6. To consider, and if thought fit, approve a special resolution authorizing the continuation of the Company from the Yukon Territory to the State of Nevada, to adopt a new company constitution and effective upon the continuation to change the name of the Company to "SHEP Global Technologies Inc." or such other name as may be determined by the directors and approved by regulatory authorities and amend the authorized capital of the Company, as more particularly described in the information circular accompanying this notice.
7. To transact such further or other business as may properly come before the meeting and any adjournments thereof.

TAKE NOTICE that pursuant to the Business Corporations Act (Yukon Territory) you may until 10:00 A.M., Vancouver time August 12, 2002, give the Company written notice of dissent with respect to the special resolution to approve the change of the Company's jurisdiction from the Yukon Territory to the State of Nevada, and subject to compliance with Section 193 of the Business Corporations Act (Yukon Territory), require the Company to pay you the fair market value of your shares in accordance with Section 193 of the Business Corporations Act (Yukon Territory). Further particulars of your rights of dissent are set out in the enclosed Management Proxy Circular. The accompanying information circular provides additional information relating to the matters to be dealt with at the meeting and is deemed to form part of this notice.

If you are unable to attend the meeting in person, please complete, sign and date the enclosed form of proxy and return the same in the enclosed return envelope provided for that purpose within the time and to the location set out in the form of proxy accompanying this notice.

DATED this 11th day of July, 2002.

BY ORDER OF THE BOARD

"Kevin R. Winter"

Kevin R. Winter, President and Chief Executive Officer






INSIDE HOLDINGS INC.
P.O. Box 10365
1260 - 609 Granville Street
Vancouver, BC
V7Y IG5

                                INFORMATION CIRCULAR
                    (As at July 11, 2002, except as indicated)

This information circular is furnished in connection with the solicitation of proxies by the management of Inside Holdings Inc. (the "Company") for use at the annual general meeting of the Company to be held on August 12, 2002 and at any adjournments thereof. Unless the context otherwise requires, references to the Company include the Company and its subsidiaries. The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company. The cost of solicitation will be borne by the Company.

APPOINTMENT OF PROXYHOLDER
A duly completed form of proxy will constitute the person(s) named in the enclosed form of proxy as the shareholder's proxyholder. The persons whose names are printed in the enclosed form of proxy for the Meeting are officers or directors of the Company (the "Management Proxyholders").

A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person's name in the blank space provided or by executing a proxy in a form similar to the enclosed form. A proxyholder need not be a shareholder.

VOTING BY PROXY
Common shares of the Company (the "Shares") represented by properly executed proxies in the accompanying form will be voted or withheld from voting on each respective matter in accordance with the instructions of the member (the "shareholder") on any ballot that may be called for.

If no choice is specified and one of the Management Proxyholders is appointed by a shareholder as proxyholder, such person will vote in favour of the matters proposed at the Meeting and for all other matters proposed by management at the Meeting.

The enclosed form of proxy also confers discretionary authority upon the person named therein as proxyholder with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

COMPLETION AND RETURN OF PROXY
Completed forms of proxy must be deposited at the office of the Company's registrar and transfer agent, Computershare Trust Company of Canada, Montreal Trust Centre, 510 Burrard Street 4th Floor, Vancouver BC V6C 3B9, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting, unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

NON-REGISTERED HOLDERS
Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are "non-registered" shareholders because the Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the Shares. More particularly, a person is not a registered shareholder in respect of Shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP's, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian
Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deliver it to Computershare Trust Company of Canada as provided above; or

(b) more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company. In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered
Holder should strike out the names of the Management Proxyholders and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

REVOCABILITY OF PROXY
Any registered shareholder who has returned a proxy may revoke it at any time before it has been exercised. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing, including a proxy bearing a later date, executed by the registered shareholder or by his attorney authorized in writing or, if the registered shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least 7 days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
The Company is authorized to issue an 100,000,000 Common shares without nominal or par value (the "common shares"), of which 9,735,300 common shares are issued and outstanding. The holders of common shares are entitled to one vote for each common share held. Holders of common shares of record at the close of business on July 9, 2002 will be entitled to receive notice of and vote at the meeting. The Company has only one class of shares.

To the knowledge of the directors and senior officers of the Company, the only persons that beneficially own, directly or indirectly, or exercise control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Company are as follows:

Name                     No. of Common Shares      Percentage of Outstanding
                          Owned or Controlled            Common Shares

Gateway Research
Management Group Ltd.(1)      3,722,700                       38.24%
Consensus Investments
Limited(2)                    1,825,000                        18.7%
Nottinghill Resources
Limited(3)                    1,500,000                        15.4%

(1) Gateway Research Management Group Ltd. is a private company, the shares of which are controlled by Kevin Winter, a director of the Company.
(2) Consensus Investments Limited is a private company, the shares of which are controlled by Eric Collins, a director of the Company.
(3) Nottinghill Resources Limited is a private company, the shares of which are controlled by Richard King, a director of the Company.

ELECTION OF DIRECTORS
The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

Shareholder approval will be sought to fix the number of directors of the Company at four (4), which must be approved by a simple majority of shares voted at the annual general meeting.

The Company does not have an executive committee. The Company's audit committee will consist of Tracy A. Moore, Kevin Winter and Eric Collins of which Messrs. Winter and Collins are currently members together with Richard King.

Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:

                             Principal
                            Occupation                           Number of
                           or employment                      Common Shares
                           and, if not a                        beneficially
                         previously elected                      owned or
Name, Municipality       director occupation    Previous        directly or
Residence and               during the          Service as     or indirectly,
Position                   past 5 years         a Director     controlled (1)
-----------------------------------------------------------------------------
Tracy A. Moore         President, MCSI             N/A                0
West Vancouver, BC     Consulting Group,
Proposed Director      1990 - Present; Director,
                       Avance Venture Corp.,
                       October 2000-May 2002;
                       Director, King Communications
                       International Ltd., June 2000
                       -December 2000; Director,
                       Illusion Systems Inc.,
                       September 2000-Present

Kevin Winter           Investment Advisor            Since     3,722,700 (2)
Nassau, Bahamas       (Retired); Director,         Jan 3 02
Director, President,   Consolidated Ouro Brasil Ltd.
Chief Executive        May 2001 - Present; Director,
Officer & Secretary    Consolidated Takepoint
                       Ventures Ltd:  Director
                       December 2001 to Present

Eric Collins           Energy Consultant, Besco      Since     1,825,000 (3)
Pembroke, Bermuda      Energy Services Co.         Feb 28 02
Director               (Bermuda)

Richard King           Wine Merchant,                Since     1,500,000 (4)
Somerset, Bermuda      Cosmopolitan Spirits        Feb 28 02
Director               (Bermuda)

(1) Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, as at July 11, 2002, based upon information furnished to the Company by individual directors. Unless otherwise indicated, such shares are held directly.
(2) Shares are held indirectly through Gateway Research Management Group Ltd., a private company, the shares of which are controlled by Kevin Winter.
(3) Shares are held indirectly through Consensus Investments Limited, a private company, the shares of which are controlled by Eric Collins.
(4) Shares are held indirectly through Nottinghill Resources Limited, a private company, the shares of which are controlled by Richard King.

EXECUTIVE COMPENSATION
The following table (presented in accordance with the rules ("the Rules") made under the Securities Act (British Columbia)) sets forth all annual and long term compensation for services in all capacities to the Company and its subsidiaries for the three most recently completed financial years (to the extent required by the Rules) in respect of each of the individuals comprised of the Chief Executive Officer as at April 30, 2002 and the other four most highly compensated executive officers of the Company as at April 30, 2002 whose individual total compensation for the most recently completed financial year exceeded $100,000 and any individual who would have satisfied these criteria but for the fact that individual was not serving as such an officer at the end of the most recently completed financial year (collectively "the Named Executive Officers") and for the purpose of the Business Corporations Act (Yukon) $40,000 including any individual who would have qualified as a Named Executive Officer but for the fact that individual was not serving as such an officer at the end of the most recently completed financial year.

                      Summary Compensation Table

                       Annual Compensation
Name
and                                                          Other Annual
Principal                        Salary         Bonus        Compensation
Position               Years      ($)            ($)              ($)
---------------------------------------------------------------------------
Kevin Winter            2002      Nil            Nil              Nil
President               2001      Nil            Nil              Nil
Chief Executive
Officer

Leonard Peterson        2002      Nil            Nil              Nil
President               2001      Nil            Nil              Nil
                        2000      Nil            Nil              Nil

Vernon G. Meyer         2001      Nil            Nil              Nil
President               2000      Nil            Nil              Nil


                     Long Term Compensation
                                      Awards            Payouts
                             Securities   Restricted
                               Under      Shares or
Name                          Option/     Restricted               All other
and                            SAR's        Share                  Compensa-
Principal                     Granted       Units     LTIP Payouts      tion
Positions           Years        (#)         ($)          ($)         ($)
----------------------------------------------------------------------------
Kevin Winter        2002         Nil         Nil          Nil         Nil
President           2001         Nil         Nil          Nil         Nil
Chief Executive
Officer

Leonard Peterson    2002         Nil         Nil          Nil         Nil
President           2001         Nil         Nil          Nil         Nil
                    2000         Nil         Nil          Nil         Nil

Vernon G. Meyer     2001         Nil         Nil          Nil        7,500
President           2000         Nil         Nil          Nil       30,000


              Long Term Incentive Plan (LTIP) Awards

The Company does not have a LTIP, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company's securities), was paid or distributed to the Named Executive Officer(s) during the most recently completed financial year.

                Option/Stock Appreciation Rights ("SAR")
                 and Other Rights to Purchase Securities

There were no Options/SARs grants or grants of other rights to purchase securities during the most recently completed financial year.

         Aggregated Options/SAR Exercises in Last Financial Year and Financial Year-End Option/SAR Values

None of the Named Executive Officers, directors or officers of the Company exercised any options in respect of the Company's shares during the most recently completed financial year.

Termination of Employment, Changes in Responsibility and Employment Contracts

The Company and its subsidiaries have no employment contracts with any Named Executive Officer.

The Company and its subsidiaries have no compensatory plan or arrangement in respect of compensation received or that may be received by the Named Executive Officers in the Company's most recently completed or current financial year to compensate such executive officers in the event of the termination of employment (resignation, retirement, change of control) or in the event of a change in responsibilities following a change in control, where in respect of the Named Executive Officer the value of such compensation exceeds $100,000.

                      Compensation of Directors

The Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company or its subsidiaries for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this information circular.

The Company does have a formalized stock option plan for the granting of incentive stock options to the officers, employees and directors. The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating the directors of the Company and to closely align the personal interests of such persons to that of the shareholders.

                 INDEBTEDNESS TO COMPANY OF DIRECTORS,
                EXECUTIVE OFFICERS AND SENIOR OFFICERS

There is no indebtedness of any director, executive officer, senior officer, proposed nominee for election as a director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise, during the most recently completed financial year.

               YUKON BUSINESS CORPORATIONS ACT DISCLOSURE

No directors or officers of the Company other than the Named Executive Officer(s) received individual compensation in excess of $40,000 for services in all capacities during the most recently completed financial year.

The Company does not have a Pension Plan or Retirement Plan.

              INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

No insider or proposed nominee for election as a director of the Company, no officer of the Company, or no shareholder of the Company who beneficially owns or exercised control or direction over shares carrying more than 10% of the votes attached to shares of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which in either such case has materially affected or will materially affect the Company other then those outlined below.

In January 2002, Gateway Research Management Group Ltd. ("Gateway") of the Bahamas, purchased 1,675,000 common shares of the Company from an insider of the Company in a private transaction and 2,047,700 common shares of the Company in connection with an assignment and settlement of Company debts in the aggregate of $102, 385. Kevin Winter, a director of the Company, is a director of Gateway. On February 28, 2002, Mr. William McCartney, Mr. Murray Oliver and Mr. Leonard Peterson resigned from the Board of Directors and Mr. Eric Collins and Mr. Richard King were appointed to the Board.

For the financial year ended April 30, 2002, Pemcorp Management Inc. ("Pemcorp"), an insider of the Company, provided consulting services to the Company, for which it received $17,500. The Company terminated without penalty, effective November 30, 2001, the management agreement made by and between the Company and Pemcorp. Pemcorp is a management services company controlled by two former directors of the Company.

                       APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of Davidson & Company, Chartered Accountants of Vancouver, British Columbia as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors. Davidson & Company have been auditors of the Company for over six years.

                            MANAGEMENT CONTRACTS

For the financial year ended April 30, 2002, Pemcorp Management Inc., an insider of the Company, provided consulting services to the Company, for which it received $17,500.

        INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out herein, no director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the meeting.

             PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

1.     Continuation from the Yukon Territory to Nevada

Introduction

The Company is seeking the approval and authorization of its shareholders to change the jurisdiction of incorporation of the Company from the Yukon Territory to the State of Nevada. This change of jurisdiction requires the approval of the shareholders of the Company by a special resolution. If approved by the Company's shareholders, the change of jurisdiction would be accomplished by filing Articles of Domestication and Articles of Incorporation with the Nevada Secretary of State. The Company would continue to exist as if it had been incorporated under the laws of the State of Nevada upon completion of the domestication process.

Continuance Resolution

Shareholders will be asked at the meeting to consider and, if thought fit, approve a special resolution (the "Continuance Resolution") transferring the Company's jurisdiction of incorporation from the Yukon Territory to Nevada as follows:
"1.     the Company be authorized to undertake and complete the continuance of the Company out of the Yukon Territory to the State of Nevada and any one director or officer be authorized to determine the form of such documents required in respect thereof including any supplements or amendments thereto, including, without limitation, the documents referred to below;
2. the Company file Articles of Domestication and Articles of Incorporation with the Secretary of State of Nevada and take such further actions as may be appropriate to give effect to the domestication of the Company in the State of Nevada pursuant to the laws of the State of Nevada;
3. effective on the date of such domestication in Nevada, the Company adopt the Company's new constitution in the form submitted to the meeting, in substitution for the existing Articles and By-Laws of the Company;
4. effective on the date of such domestication in Nevada, the Company change its name to "SHEP Global Technologies Ltd." or such other name as may be determined by the directors and acceptable to regulatory authorities and change its authorized capital to Two Hundred Million (200,000,000) shares, of which One Hundred Million (100,000,000) shares will be common stock with a par value of $0.001 per share, and One Hundred Million (100,000,000) will be preferred stock, with a par value of $0.001 per share;
5. the Board of Directors of the Company be authorized to perform such further acts and execute such further documents as may be required to give effect to the foregoing;
6. the directors may, in their sole discretion, elect not to act on or carry out this special resolution without further approval of the shareholders of the Company."

Purpose

The board of directors believes that the use of U.S. corporation whose securities are registered with the U.S. Securities and Exchange Commission will provide a platform to stimulate and increase U.S. market interest and facilitate capital raising in the U.S. and elsewhere in the world for the Company. The board of directors is of the view that the continuation will benefit the Company and its shareholders.

Effects of Change of Jurisdiction

The rights of the Company's stockholders are currently governed by the Yukon Business Corporations Act (the "YBCA") and the Company's Articles of Incorporation and Bylaws (the "Yukon Charter Documents"). Upon completion of the continuance from the Yukon Territory and the domestication in Nevada, the rights of the Company's stockholders will be governed by Chapters 78 and 92A of the Nevada Revised Statutes (the "NRS") and the Company's Nevada Articles of Incorporation and Bylaws (the "Nevada Charter Documents"). A copy of the Company's proposed Nevada Articles of Incorporation is attached to this Information Circular as Appendix A. A copy of the Company's Nevada Bylaws will be available for inspection at the shareholders meeting.

The following summary compares the rights of shareholders under the YBCA and the Yukon Charter Documents and the rights of shareholders under the NRS and the Nevada Charter Documents. The following summary does not purport to be a complete statement of the rights of the Company's stockholders under the NRS and the Nevada Charter Documents as compared with the rights of the under the YBCA and the Yukon Charter Documents. Shareholders are referred to the full text of the YBCA and the NRS for a complete comparison of these rights. Shareholders should consult their legal advisors regarding all of the implications of the transactions contemplated in the Continuance Resolution.

Authorized Capital

The Company's authorized capital stock currently consists of 100,000,000 common shares without nominal or par value. Upon completion of the domestication, the Nevada Charter Documents will provide that the Company's authorized capital stock consists of 100,000,000 shares of common stock with a par value of $0.001 per share and 100,000,000 shares of preferred stock with a par value of $0.001 per share. Under the NRS and the Nevada Charter Documents, the board of directors would be empowered, with no need for further shareholder approval, to issue preferred stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the board of directors.

Amendments to the Charter Documents of the Company

Under the YBCA, changes to Yukon Charter Documents require a resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorising the alteration and, where the rights of the holders of a class or series of shares are affected differently by the alteration than those of holders of other classes or series of shares, a resolution passed by not less than two-thirds of the votes cast by the holders of shares of each class or series. A resolution to amalgamate a YBCA corporation requires a special resolution passed by the shareholders voting on the resolution or, where the amalgamation contains a provision that would entitle a class or series vote under section 178 of the YBCA, then such class or series may vote separately as a class or series.

The NRS and the Nevada Charter Documents will require that the shareholders of the Company approve any amendments to the Company's Nevada Articles of Incorporation. Any amendments must be approved by stockholders holding shares in the Company entitling them to exercise at least a majority of the voting power. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. In addition, any merger or exchange of shares must be approved by a majority of the voting power of the stockholders of the Company.

The NRS does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors.

Bylaws

Under the NRS and the Nevada Charter Documents, the Company's board of directors will have the power to make the bylaws of the Company, subject to the bylaws, if any, adopted by the shareholders.

Sale of Company's Undertaking

Under the YBCA, the approval of the shareholders of a corporation represented at a duly called meeting to which are attached not less than two thirds of the votes entitled to vote upon a sale, lease or exchange or all or substantially all of the property of the corporation, and, where the class or series is affected by the sale, lease or exchange in a manner different from another class or series, the holders of shares of that class or series are entitled to vote separately as a class or series.

Under the NRS and the Nevada Charter Documents, the approval of stockholders entitled to exercise at least a majority of the voting power must approve the sale, lease or exchange of all of the Company's property and assets, including its goodwill and corporate franchises, at a stockholders' meeting called for that purpose.

Rights of Dissent and Appraisal

The YBCA contains provisions that shareholders who dissent to certain actions being taken by the Company, may exercise a right of dissent and, inter alia, require the company to purchase the shares held by such a shareholder at the fair value of such shares. The procedure for exercising this remedy is set out in section 193 of the YBCA. Briefly a dissenting shareholder must send to the Company a written notice of objection to the subject resolution. If the subject resolution is approved, the dissenting shareholder ceases to have any rights as a Shareholder except the right to be paid the fair value of his shares. The dissenting shareholder may apply to court to fix the fair value of his shares. At any time prior to the court's order on such fair value, the Company and the dissenting shareholder may reach an agreement as to the fair value of the shares.

Under the NRS, shareholders have the right to dissent with respect to the following corporate actions:
(a)  consummation of a plan of merger to which the Company is a party if:
     (i) shareholder approval is required for the merger under the NRS or the Company's articles of incorporation, regardless of whether the shareholder is entitled to vote on the merger; or
    (ii) the Company is a subsidiary that is merged with its parent under the NRS;
(b) consummation of a plan of exchange to which a company is a party as the company whose shares will be acquired, if the shares of the shareholder are to be acquired in the plan of exchange;
(c) any corporate action taken pursuant to a vote of the stockholders in the event that the articles of incorporation, bylaws or a resolution of the directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

A shareholder who exercises a right of dissent under the NRS is entitled to be paid the fair value of his or her shares as determined under the NRS.

Oppression Remedies

Under the YBCA, a shareholder, former shareholder, director, former director, officer, former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy may apply to a court for an order to rectify the matters complained of where, in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, or the business or affairs of the corporation or its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer.

The NRS and the Nevada Charter Documents do not provide for any comparable oppression remedies.

Shareholder Derivative Actions

The YBCA contains a relatively broad right to bring a derivative action.
This right extends to officers, former shareholders, former directors and former officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the YBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

The NRS and the Nevada Charter Documents do not provide for any comparable shareholder derivative actions.

Requisition of Meetings

The YBCA provides that one or more members of a company holding not less than 5% of the issued voting shares of the Company may give notice to the directors requiring them to call and hold a general meeting.

Under the NRS and the Nevada Charter Documents, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors. If any Nevada corporation fails to elect directors within 18 months after the last election of directors at an annual meeting, any district court in Nevada has jurisdiction to order the election of directors at a meeting of stockholders upon the application of any one or more stockholders holding stock entitling them to exercise at least 15 percent of the voting power of the common stock.

Form of Proxy and Information Circular

The YBCA contains provisions which require the mandatory solicitation of proxies and delivery of a management proxy circular containing prescribed information regarding the matter to be dealt with at and conduct of the general meeting.

The NRS requires that shareholders be given written notice of a meeting of shareholders at least 10 and not more than 60 days before the date of the meeting. The NRS permits shareholders to vote by proxy but does not require that proxies be sent to the shareholders or that an information circular be sent to shareholders.

Upon domestication in Nevada, the Company will be required to comply with the proxy solicitation requirements of the Securities Exchange Act of 1934 in connection with any meeting or solicitation of the consent of stockholders.

Place of Meetings

The YBCA provides that meetings of shareholders may be held outside the Yukon where the Company's bylaws so provide.

The NRS and the Nevada Charter Documents provides that shareholder meetings may be held within or outside the State of Nevada in the manner provided by the bylaws. The bylaws proposed to be adopted by the Company will permit shareholder meetings to be held within or outside the State of Nevada.

Directors

The YBCA requires that at least two of the directors not be officers or employees of the corporation or its affiliates.

Under the NRS and the Nevada Charter Documents, the number of directors of the Company will be a minimum of 1 director and a maximum of 12 directors, as determined by the board of directors. All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.

Under the NRS, the directors and officers of the Company are required to exercise their powers in good faith and with a view to the interests of the corporation. Directors are generally not individually liable to the Company or its stockholders for any damages as a result of any act or failure to act in the individual's capacity as a director or officer unless it is proven that: (i) the individual's act or failure to act constituted a breach of the individual's fiduciary duties as a director or officer; and (ii) the ndividual's breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Pre-Emptive Rights

The YBCA provides that existing shareholders have pre-emptive rights in respect of share issuances if the articles or a unanimous shareholder agreement so provides.

Under the NRS and the Nevada Charter Documents, stockholders of the Company will not have pre-emptive rights in respect of any share issuances.

U.S. Federal Securities Laws

The Company's common shares are currently registered under the United States Securities Exchange Act of 1934 (the "1934 Act"). The Company currently qualifies as a "foreign private issuer" under the Exchange Act. As a "foreign private issuer", the Company files annual reports, which include the Company's audited financial statements, with the United States Securities and Exchange Commission (the "SEC") on a Form 20-F within six months of the date of the Company's fiscal year end. The Company must also file with the SEC copies of any documents filed by the Company with Canadian securities commissions.

The Company will continue to be subject to the reporting requirements of the 1934 Act once the continuation is completed. However, the Company's reporting obligations will increase as the Company will cease to qualify as a "foreign private issuer" once it completes the continuance and is
domesticated in Nevada.   As a domestic United States company under the
1934 Act, the Company will be required to:

(a) file annual reports on Form 10-KSB, which will include the Company's audited financial statements, within 90 days of the end of each fiscal year;
(b) file quarterly reports on Form 10-QSB, which will include the Company's unaudited interim financial statements, within 45 days of the end of each of its fiscal quarters;
(c) file current reports on Form 8-K upon the occurrence of certain material changes; and
(d) comply with the proxy solicitation rules set forth in Section 14 of the 1934 Act.

In addition, the insiders of the Company will become subject to the insider reporting obligations, short swing profit rules and short sale prohibitions provided by Section 16 of the 1934 Act.

Rights of Dissent - Continuance

The shareholders are entitled to the dissent rights set out in Section 193 of the YBCA and to be paid the fair value of their common shares or if such shareholder dissents to the Continuance and the Continuance becomes effective. Neither a vote against the Continuance resolution, nor an abstention or the execution or exercise of a proxy vote against such resolution will constitute notice of dissent, but a shareholder need not vote against such resolution in order to object. A shareholder must dissent with respect to all common shares either held personally by him or on behalf of any one beneficial owner and which are registered in one name. A brief summary of the provisions of Section 193 of the YBCA is set out below.

Persons who are beneficial owners of common shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that ONLY A REGISTERED SHAREHOLDER IS ENTITLED TO DISSENT. A shareholder who beneficially owns common shares but is not the registered holder thereof, should contact the registered holder for assistance.

In order to dissent, a shareholder must send to the Company in the manner set forth below, a written notice of objection (the "Objection Notice") to the Continuance resolution. On the action approved by the Continuance resolution becoming effective, the making of an agreement between the Company and the dissenting shareholder as to the payment to be made for the dissenting shareholder's shares or the pronouncement of an order by the Court, whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in an amount agreed to by the Company and the shareholder or in the amount of the judgment, as the case may be, which fair value shall be determined as of the close of business on the last business day before the day on which the resolution from which the dissent was adopted. Until any one of such events occurs, the shareholder may withdraw his dissent or the Company may rescind the resolution and in either event, the proceedings shall be discontinued.

If the Continuance is approved, the dissenting shareholder who sent an Objection Notice, or the Company, may apply to the Court to fix the fair value of the common shares held by the dissenting shareholder and the
Court shall make an order fixing the fair value of such common shares, giving judgment in that amount against the Company in favour of the dissenting Shareholders and fixing the time by which the Company must pay that amount to the dissenting shareholder. If such an application is made by a dissenting shareholder , the Company shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer (the "Offer to Purchase") to pay to the dissenting shareholder, an amount considered by the directors of the Company to be the fair value of the subject common shares, together with a statement showing how the fair value of the subject common shares was determined. Every Offer to Purchase shall be on the same terms. At any time before the Court pronounces an order fixing the fair value of the dissenting shareholder's common shares, a dissenting shareholder may make an agreement with the Company for the purchase of his common shares, in the amount of the Offer to Purchase, or otherwise. The Offer to Purchase shall be sent to each dissenting shareholder within 10 days of the Company being served with a copy of the
originating notice.   Any order of the Court may also contain directions in
relation to the payment to the shareholder of all or part of the sum offered by the Company for the common shares, the deposit of the share certificates representing the common shares, and other matters.

If the Company is not permitted to make a payment to a dissenting shareholder due to there being reasonable grounds for believing that the Company is or would after the payment be unable to pay its liabilities as they become due, or the realizable value of the Company's assets would thereby be less than the aggregate of its liabilities, then the Company shall, within ten days after the pronouncement of an order, or the making of an agreement between the shareholder and the Company as to the payment to be made for his common shares, notify each dissenting shareholder that it is unable lawfully to pay such dissenting shareholders for their shares.

Notwithstanding that a judgment has been given in favour of a dissenting shareholder by the Court, if the Company is not permitted to make a payment to a dissenting shareholder for the reasons stated in the previous paragraph, the dissenting shareholder by written notice delivered to the Company within 30 days after receiving the notice, as set forth in the previous paragraph, may withdraw his notice of objection in which case the Company is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains his status as a claimant against the Company to be paid as soon as it is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Company but in priority to its shareholders.

In order to be effective, a written Objection Notice must be received by the Company's Registered and Records Office, Suite 300, 204 Black Street, Whitehorse, Yukon Territory Y1A 2M9 or by the Chairman of the meeting, prior to the commencement or recommencement thereof.

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of his common shares. Section 193 of the YBCA requires strict adherence to the procedures established therein and failure to do so may result in the loss of all dissenters' rights. Accordingly, each Shareholder who might desire to exercise the dissenters' rights should carefully consider and comply with the provisions of the section and consult such shareholders' legal advisor. A copy of Section 193 of the YBCA is attached hereto as Appendix B.

The directors of the Company may elect not to proceed with the transactions contemplated in the Continuance Resolution if any notices of dissent are received.

2.  Other Matters

Management of the Company is not aware of any other matter to come before the meeting other than as set forth in the notice of meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

DATED this 11th day of July, 2002.

BY ORDER OF THE BOARD
"Kevin R. Winter"

Kevin R. Winter, President & Chief Executive Officer


                                    APPENDIX A

Filing Fee: ___________

Receipt #:___________

ARTICLES OF INCORPORATION

(PURSUANT TO NRS 78)

                               STATE OF NEVADA

Secretary of State
                               Article 1. Name

The name of the Corporation is:   SHEP GLOBAL TECHNOLOGIES LTD.

                         Article 2. Registered Agent

The name of the Resident Agent of the Corporation is Cane O'Neill Taylor, LLC. The address of the Resident Agent of the Corporation is 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, Nevada 89102.

                          Article 3. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Two Hundred Million (200,000,000), of which One Hundred Million (100,000,000) shares will be common stock, with a par value of $0.001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;
(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;
(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;
(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;
(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;
(f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and
(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Article 4. Board of Directors

(a) Number of Directors. The number of the directors constituting the entire Board will be not less than one (1) nor more than twelve (12) as fixed from time to time by vote of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.
(b) Vacancies. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office during the remainder of the term of office of the resigning director.
(c) First Board of Directors. The first Board of Directors will consist of FOUR (4) members and their names and addresses are as follows:

Name of Director:                TRACY A. MOORE
Address of Director:             1185 Jefferson Avenue
                                 West Vancouver, BC Canada
                                 V7T 2A7

Name of Director:                KEVIN WINTER
Address of Director:             P.O. N3937
                                 Mereva House 4, George Street
                                 Nassau, Bahamas

Name of Director:                RICHARD KING
Address of Director:             13 Pine Tree Lane
                                 Somerset, Bermuda MA 02

Name of Director:                ERIC COLLINS
Address of Director:             Tablerock Avenue
                                 North Shore
                                 Pembroke, Bermuda

Article 5. Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under NRS 78.

Article 6. Acquisition of Controlling Interest

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Article 7. Combinations with Interest Stockholders

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

Article 8. Liability

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:
  (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or
  (b)  the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Article 7 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

Article 9. Indemnification

  (a) Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the "Indemnitee") made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.
  (b) Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article
9, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.
  (c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Article 9 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, this Certificate of Incorporation or otherwise.
  (d) Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.
  (e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.


SIGNATURES OF INCORPORATORS

The names and address of each of the incorporator(s) signing the Articles of Incorporation:
Signature of Incorporator:      _____________________________

Name of Incorporator:           MICHAEL A. CANE

Address of Incorporator:        2300 West Sahara Avenue, Suite 500, Box 18
                                Las Vegas, NV  89102

This instrument was acknowledged before me on the _____ day of August, 2002 by MICHAEL A. CANE as incorporator of SHEP GLOBAL TECHNOLOGIES LTD.

Signature of Notary Public:        _____________________________

Name of Notary Public:                [NAME OF NOTARY PUBLIC]

CERTIFICATE OF ACCEPTANCE BY APPOINTMENT OF RESIDENT AGENT

Cane O'Neill Taylor, LLC, hereby accepts appointment as Resident Agent for the above name corporation.

Signature of Authorized

  Signatory  for Resident Agent:  _____________________________

Name of Authorized Signatory:     _____________________________

Date:                             _____________________________


                                    APPENDIX B

                  Section 193 Yukon Business Corporations Act

193.(1) Subject to sections 194 and 243, a holder of shares of any class of a corporation may dissent if the corporation resolves to:

  (a) amend its articles under section 175 or 176 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,
  (b) amend its articles under section 175 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,
  (c) amalgamate with another corporation, otherwise than under section 186 or 189,
  (d) be continued under the laws of another jurisdiction under section 191, or
  (e)  sell, lease or exchange all or substantially all its property under section 192.

(2) A holder of shares of any class or series of shares entitled to vote under section 178 may dissent if the corporation resolves to amend its articles in a manner described in that section.
(3) In addition to any other right he may have, but subject to subsection
(20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted.

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5) A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

  (a) at or before any meeting of shareholders at which the resolution is to be voted on, or
  (b) if the corporation did not send notice to the shareholder of the purpose of the meeting or of his right to dissent, within a reasonable time after he learns that the resolution was adopted and of his right to dissent.

(6) An application may be made to the Supreme Court after the adoption of a resolution referred to in subsection (1) or (2),

  (a)  by the corporation, or
  (b) by a shareholder if he has sent an objection to the corporation under subsection (5),

  to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

(7) If an application is made under subsection (6), the corporation shall, unless the Supreme Court otherwise orders, send to each dissenting shareholder a written offer to pay him an amount considered by the directors to be the fair value of the shares.

(8) Unless the Supreme Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

  (a) at least ten days before the date on which the application is returnable, if the corporation is the applicant, or

  (b) within ten days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9) Every offer made under subsection (7) shall

  (a)  be made on the same terms, and

  (b) contain or be accompanied by a statement showing how the fair value was determined.

(10) A dissenting shareholder may make an agreement with the corporation for the purchase of his shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Supreme Court pronounces an order fixing the fair value of the shares.

(11) A dissenting shareholder

  (a) is not required to give security for costs in respect of an application under subsection (6), and

  (b) except in special circumstances shall not be required to pay the costs of the application or appraisal.

(12) In connection with an application under subsection (6), the Supreme Court may give directions for

  (a) joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Supreme Court, are in need of representation,

  (b) the trial of issues and interlocutory matters, including pleadings and examinations for discovery,

  (c) the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

  (d) the deposit of the share certificates with the Supreme Court or with the corporation or its transfer agent,

  (e) the appointment and payment of independent appraisers, and the procedures to be followed by them,

  (f)  the service of documents, and

  (g)  the burden of proof on the parties.

(13) On an application under subsection (6), the Supreme Court shall make an order

  (a)  fixing the fair value of the shares in accordance with subsection
(3) of all dissenting shareholders who are parties to the application,

  (b) giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders, and

  (c) fixing the time within which the corporation must pay that amount to a shareholder.

(14) On

  (a) the action approved by the resolution from which the shareholder dissents becoming effective,

  (b) the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for his shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or

  (c) the pronouncement of an order under subsection (13), whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in the amount agreed to between the corporation and the shareholder (15) Paragraph (14)(a) does not apply to a shareholder referred to in paragraph (5)(b).

(16) Until one of the events mentioned in subsection (14) occurs,

  (a)  the shareholder may withdraw his dissent, or

  (b)  the corporation may rescind the resolution,

and in either event proceedings under this section shall be discontinued.

(17) The Supreme Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18) If subsection (20) applies, the corporation shall, within ten days after

  (a)  the pronouncement of an order under subsection (13), or

  (b) the making of an agreement between the shareholder and the corporation as to the payment to be made for his shares, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19) Notwithstanding that a judgment has been given in favour of a dissenting shareholder under paragraph (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw his notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

  (a) the corporation is or would after the payment be unable to pay its liabilities as they become due, or

  (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.



                                       PROXY


                        GENERAL MEETING OF SHAREHOLDERS OF
                        INSIDE HOLDINGS INC. (the "Company")

TO BE HELD AT 10th Floor, 595 Howe Street, Vancouver, B.C. on August 12, 2002 at 10:00 A.M.

The undersigned Registered Shareholder of the Company hereby appoints, Tracy A. Moore, a proposed Director of the Company, or failing this person, Kevin Winter, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

                                                       For           Withhold
1.  To determine the number of Directors at four.    _______         _______

2.  To elect Tracy A. Moore as a Director.           _______         _______

3.  To elect Kevin Winter as a Director.             _______         _______

4.  To elect Eric Collins as a Director.             _______         _______

5.  To elect Richard King as a Director.             _______         _______

6.  To appoint Davidson & Company as auditors
    of the Company.                                  _______         _______

7.  To authorize the Directors to
    fix the auditors' remuneration.                  _______         _______

                                                       For           Against
8.  To approve a special resolution authorizing
the continuation of the Company from the Yukon
Territory to the State of Nevada, to adopt a new
company constitution and effective upon the
continuation to change the name of the Company
to "SHEP Global Technologies Ltd." or such other
name as may be determined by the directors and
approved by regulatory authorities and amend the
authorized capital of the Company.                   _______         _______

9.  To transact such other business as may
properly come before the Meeting.                    _______         _______


The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:                 _______________________________________

Please Print Name:         _______________________________________

Date:                      _______________________________________

Number of Shares
Represented by Proxy:    _______________________________________

IF THE NUMBER OF SHARES REPRESENTED BY THIS PROXY FORM IS NOT INDICATED BY THE REGISTERED SHAREHOLDER, THEN IT SHALL BE DEEMED TO REPRESENT THAT NUMBER INDICATED ON THE AFFIXED LABEL.

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE


                INSTRUCTIONS FOR COMPLETION OF PROXY

1.  This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

  (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

  (b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "COMPUTERSHARE TRUST COMPANY OF CANADA" no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to commencement of the Meeting. The mailing address of Computershare Trust Company of Canada is Suite 401, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, and its fax number is
(604) 683-3694.